Exhibit 24.1







                 CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement of Tredegar Industries, Inc. on Form S-8 (File Numbers 33-29582 and 33-47800) of our report dated June 9, 1995, appearing in this Annual Report on Form 11-K of the Savings Plan for the Employees of Tredegar Industries, Inc. for the year ended December 31, 1994.



                                   PLOTT & WALTON, PC































June 26, 1995